The CIT Group/Business Credit, Inc.
                   10 South LaSalle Street
                Chicago, Illinois  60603-1097

                        June 13, 2000

Gordon S. Donovan
Viskase Corporation
6855 West 65th Street
Bedford Park, Illinois  60638

     Re:   The CIT Group/Viskase Companies, Inc.
           ------------------------------------

Dear Mr. Donovan:

     Reference is hereby made to that certain Financing Agreement (the "Agreement") dated as of June 14, 1999 by and among Viskase Corporation, a Pennsylvania corporation ("Viskase Corporation"), Viskase Sales Corporation, a Delaware corporation ("Viskase Sales"; Viskase Corporation and Viskase Sales are collectively referred to as the "Companies"), the financial institutions that are or may from time to time become parties thereto (together with their respective successors and assigns, the "Lenders") and The CIT Group/Business Credit, Inc., a New York corporation (in its individual capacity, "CITBC"), as agent for the Lenders. Terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

     Pursuant to the request of the Companies, Agent and each of the Lenders hereby (A) agree to forbear for 105 days from the date hereof from exercising any remedies (including, but not limited to, ceasing to make Revolving Loans and/or open Letters of Credit as permitted upon the occurrence of an Event of Default by
Section 10.2 of the Agreement) or accelerating the Obligations as a result of any presently existing Default or Event of Default under the Agreement or any other Loan Document (i) arising as a result of Viskase Corporation agreeing to grant a subordinated security interest in the Collateral to Lessor (as defined below) pursuant to Section 2 of that certain Lease Agreement (the "Lease") dated as of December 18, 1990, as amended by that certain Agreement and Amendment dated as of April 13, 2000 (the "GECC Amendment") between State Street Bank and Trust Company, a Massachusetts trust company, as owner trustee under the Trust Agreement (as defined in the Lease) (the "Lessor"), and Viskase Corporation, (ii) occurring as a result of the failure of the Companies to deliver to Agent audited financial statements for the fiscal year ended December 31, 1999 within the time periods set forth in the Agreement (it being understood that if such audited financial statements are delivered to Agent while the aforesaid forbearance period is in force and effect, such Event of Default regarding such audited financial statements shall be deemed waived by Agent and each of the Lenders), and (iii) under Section 10.1(j)(i) of the Agreement, and
(B) consent to the Companies entering into the GECC Amendment (as of the time immediately prior to the execution of such GECC Amendment) and granting the subordinated security interests in the Collateral to Lessor, pursuant to security documentation and a subordination agreement in form and substance (and containing subordination terms) acceptable to Agent; provided, however, that the foregoing waiver and forbearance is subject to and conditioned upon:

     (i) the forbearance by the Lessor or General Electric Capital Corporation ("GECC") from exercising any remedies or accelerating any obligations under the Lease for 105 days from the date hereof pursuant to an executed letter agreement among GECC, the Lessor and the Subordinating Creditors attached hereto as Exhibit A (the "GECC Forbearance Letter"), received on the date of
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this letter agreement (it being understood that if any forbearance so granted by the Lessor terminates or is withdrawn for any reason, then (a) such termination or withdrawal shall be deemed a new and additional Event of Default under the Agreement, (b) Agent and the Lenders shall have all of the remedies upon an Event of Default set forth in SECTION 10 of the Financing Agreement and in the other Loan Documents, and (c) the forbearance granted by Agent and the Lenders shall automatically terminate and be of no force and effect); and

     (ii) Lessor and Agent, and Lessor and each Subordinating Creditor, entering into a subordination agreement with respect to the subordinated security interest in the Collateral granted to Lessor on terms mutually agreeable to Lessor and Agent within thirty (30) days of the date of this letter agreement (it being understood that such security interest shall not be granted until the subordination agreements referenced above are entered into and become effective and if such security interest is granted prior to entry and effectiveness of the subordination agreements, then
(a) the granting of such security interest shall be deemed an Event of Default under the Agreement, (b) Agent and Lenders shall have all of the remedies upon an Event of Default set forth in
Section 10 of the Financing Agreement and in the other Loan Documents, and (c) the forbearance granted by Agent and the Lenders shall automatically terminate and be of no further force and effect); and

     (iii) the waiver of or forbearance from exercising any remedies or accelerating any obligations (on terms substantially similar to those set forth herein) with respect to all defaults and events of default existing as of the date hereof under the Term Financiers Loan Documents and the D.P. Kelly Loan Documents between the Companies and each of the Subordinating Creditors, as applicable, pursuant to executed letter agreements attached as Exhibits B and C, respectively, hereto (it being understood that if
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any such waiver or forbearance is terminated or withdrawn for any reason, then (a) such termination or withdrawal shall be deemed a new and additional Event of Default under the Agreement, (b) Agent and the Lenders shall have all of the remedies upon an Event of Default set forth in SECTION 10 of the Financing Agreement and in the other Loan Documents, and (c) the forbearance granted by Agent and the Lenders shall automatically terminate and be of no force and effect).

     The Agent and Lenders hereby waive any Event of Default arising (i) from Viskase Corporation's failure to make the 2000 Basic Rent (as defined in the GECC Amendment) payment on the date required under the Lease Documents, for so long as such payment is made on the date required to be made under the GECC Amendment or any such later date as agreed by Viskase and the Lessor by further written amendment or (ii) under Section 10.1(k) of the Agreement due to the "Events of Default" under the Lease Documents specified in Section 4 of the GECC Amendment (it being understood that if such waiver is no longer effective for any reason, then (a) a new Event of Default shall occur, (b) Agent and Lenders shall have all of the remedies upon an Event of Default set forth in SECTION 10 of the Financing Agreement and in the other Loan Documents, and
(c) the forbearance granted by Agent and the Lenders shall automatically terminate and be of no further force and effect).

     Notwithstanding anything contained herein to the contrary, in the event that (i) the 2000 Basic Rent Payment (as defined in the GECC Amendment) is paid in full and satisfied by whatever means within the time frame set forth in the GECC Amendment or such later date as agreed by Viskase Corporation and Lessor in writing,
(ii) the requirements with respect to the Current Rent LC (as defined in the GECC Amendment) or the 2001 Payment (as defined in the GECC Amendment) are not satisfied by the Companies and (iii)
                                                       ---
Lessor does not declare an "Event of Default" under the Lease as a result of any failure to make the payment described in clause (i) above or any such failure described in clause (ii) of this paragraph or GECC does not otherwise terminate its forbearance under the GECC Forbearance Letter, the forbearance granted by this letter agreement shall not be terminated as a result of the failure described in clause (ii) of this paragraph.

     The Companies hereby acknowledge that the waiver and forbearance contained in this letter is granted only for the limited purpose set forth herein and each term and provision of the Agreement continues in full force and effect. The waiver and forbearance is granted only for the specific instance specified herein and for the specific period provided herein, and in no manner creates a course of dealing or otherwise impairs the future ability of Agent or any Lender to declare an Event of Default under or otherwise enforce the terms of the Agreement.

     In consideration of Agent and each of the Lender's agreement to the forbearance and waiver set forth herein, the Companies hereby agree to pay a fee in the amount of $1,200,000 which shall be fully earned upon execution of this letter agreement and payable and distributed as follows:

     (i) $500,000 due and payable on Monday, June 5, 2000; $250,000 of which shall be for the sole account of the Agent and the remaining $250,000 will be allocated among the Lenders in accordance with their pro-rata shares of the loans under the Agreement;

     (ii)     $450,000 due and payable upon the earlier of
(a) June 30, 2000 and (b) the closing of the sale of the Film
Business; $200,000 of which shall be for the sole account of the Agent and the remaining $250,000 will be allocated among the Lenders in accordance with their pro-rata shares of the loans under the Agreement; and

     (iii) $250,000 due and payable upon the earlier of (a) August 1, 2000 and (b) the closing of the sale of the Film Business, allocated among the Lenders in accordance with their pro-rata shares of the loans under the Agreement.
     By virtue of this letter agreement, Agent and Lenders agree, upon delivery of an executed purchase agreement with respect to the sale of the Film Business (in form and substance satisfactory to Required Lenders) and subject to no additional Events of Default occurring after the date of this letter agreement, to make "overadvances" under the Revolving Line of Credit up to $2,000,000 at any one time outstanding, which overadvances shall be repaid in full, plus accrued and unpaid interest, upon the earlier of
(a) ninety (90) days from the date of the funding of the initial overadvance, (b) the closing of the sale of the Film Business, (c) the date upon which the forbearance evidenced by this letter agreement is terminated or withdrawn for any reason and, (d) the date upon which the purchase agreement for the sale of the Film Business referenced above is terminated, withdrawn or expires for any reason. The failure of the Companies to timely repay such "overadvances" shall be deemed an Event of Default and Agent and the Lenders shall have all of the remedies upon an Event of Default set forth in SECTION 10 of the Financing Agreement and in the other Loan Documents. Agent and Lenders agree that no further "overadvances" will be made to the Companies during the effectiveness of the forbearance described in this letter agreement.

     None of the terms or conditions of this letter agreement may be changed, modified, waived, or canceled, except by writing signed by all the parties hereto specifying such change, modification, waiver, or cancellation. Any agreements or waivers made by the Lenders hereunder shall be deemed binding and effective as to all Lenders by virtue of the approval thereof by the Required Lenders. Except as otherwise specifically set forth herein, the Agreement and all the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     This letter agreement shall be governed by and construed in accordance with the laws of the State of Illinois. This letter agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement. A facsimile copy of a signature page hereto shall be deemed an original for all purposes.

                            Very truly yours,

                            THE CIT GROUP/BUSINESS CREDIT, INC.,
                            for itself and as Agent
                            on behalf of the Lenders

                            By:
                                  ------------------------
                            Name:
                                  ------------------------
                            Title:
                                  ------------------------

VISKASE SALES CORPORATION


By:
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Its:
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COMPANIES:

VISKASE CORPORATION


By:
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   Its:
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COMPANIES:

VISKASE CORPORATION


By:
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   Its:
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VISKASE SALES CORPORATION


By:
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   Its:
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ACKNOWLEDGED AND AGREED:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:
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   Its:
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Lenders:  GMAC COMMERCIAL CREDIT
               LLC, as a Lender


By:
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Its:
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GMAC BUSINESS CREDIT LLC, as a Lender


By:
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Its:
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TRANSAMERICA BUSINESS CREDIT CORPORATION, as a Lender


By:
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Its:
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